Exhibit 99.1 Corporate Overview February 2024

Forward-Looking Statements This presentation and the accompanying oral commentary contain forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expect,” “plan,” anticipate,” “believe,” “estimate,” “predict,” “intend,” “potential,” “would,” “continue,” “ongoing” or the negative of these terms or other comparable terminology. Forward-looking statements include all statements other than statements of historical fact contained in this presentation, including information business plans and objectives, timing and success of our planned nonclinical and clinical development activities, timing and results of nonclinical studies and clinical trials, efficacy and safety profiles of our product candidates, any expectations about safety, efficacy of sebetralstat and our ability to obtain regulatory approvals for sebetralstat and other candidates in development, the ability of sebetralstat to treat hereditary angioedema (HAE), the potential therapeutic benefits and economic value of our product candidates, potential growth opportunities, competitive position, industry environment and potential market opportunities, our ability to protect intellectual property and the impact of global business or macroeconomic conditions, including as a result of inflation, rising interest rates, instability in the global banking system, and geopolitical conflicts, including the conflicts in Ukraine and the Middle East, on our business and operations. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. These factors, together with those that are described under the heading “Risk Factors” contained in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) and other documents we file from time to time with the SEC, may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and although we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted a thorough inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. 2

Company Highlights • Discovery, development, and commercialization of oral, small molecule protease inhibitors • Lead program Sebetralstat for on-demand treatment of rare disease hereditary angioedema (HAE) • Data from Phase 3 KONFIDENT trial announced February 2024; met all primary and secondary endpoints, with favorable safety profile; NDA expected H1 2024 • Sebetralstat would be first oral option in $900 million on-demand HAE market and has potential to transform treatment of the disease and the entire $2.7 billion market • Preclinical oral Factor XIIa program focused on HAE and additional indications • All programs internally developed, with full rights and IP protection into the 2040’s • Funded into 2025 with $103 million at October 31, 2023 3

Program Portfolio Product Indication Preclinical Phase 1 Phase 2 Phase 3 Status Data reported; Sebetralstat On-Demand HAE KONFIDENT (trial completed) NDA mid-2024 Trial ongoing KONFIDENT-S (Open-Label Extension) Advancing to sNDA Orally Disintegrating Tablets as lifecycle extension Discovery and Oral Factor XIIa HAE Prophylaxis Optimization Thrombosis, Future opportunities Oral Factor XIIa inflammation under evaluation 4

Hereditary Angioedema (HAE)

Hereditary Angioedema (HAE) • Genetic condition causing painful and pronounced swelling in various parts of the body ‒ Primarily caused by defect in C1 inhibitor activity, which leads to uncontrolled plasma kallikrein activation and bradykinin release 1 • Orphan disease: incidence 1 in 10,000 to 1 in 50,000 ‒ 6,500 – 8,000 patients in US; similar in EU ‒ Incidence consistent worldwide; patients have average of ~2 attacks per month • Approved on-demand therapies are injected or infused - high unmet need for efficacious and safe oral administration ‒ On-demand + prophylaxis is majority share in US, although burden of treatment remains high ‒ On-demand only is majority share ex-US 1 www.haei.org 6

On-Demand is $900 Million Market, With Growth Potential At branded prices, On-demand was $900 Million US on-demand market alone revenue market in 2022 would be $1+ billion Ruconest Global US units 2022 $206 On-demand Berinert Market Ruconest 29,200 Cinryze $288 $147 Berinert 35,400 Haegarda $436 Firazyr Firayzr 10,500 $189 Gx icatibant 49,300 Generic Orladeyo Total units 124,400 $250 icatibant $185 Kalbitor Firazyr WAC/dose: $10,800 $30 Global Prophylaxis Takhzyro Market $1,144 All Data from Evaluate Pharma, public filings and certain Company estimates. 7

Sebetralstat: HAE On-Demand Therapy

Welcome to the New Era of HAE Positive topline results from the largest clinical trial conducted in HAE We believe SEBETRALSTAT offers the promise to be the foundational HAE treatment Adults and On-demand with or Any attack location adolescents without prophylaxis or severity 9

Unmet Need In HAE Is Underappreciated

KalVista Pharmaceuticals

The goal of treatment is to minimize compromises in lifestyle, but attacks still cause anxiety and impact quality of life



Anxiety and depression are common in people living with HAE


CONFIRM
CANCEL

~50% of people taking prophylaxis continue to experience HAE attacks



96% of people on prophylaxis feel they must change their plans for the day when an attack occurs[3]



People living with HAE prefer to treat at home to avoid treating attacks in public



People typically delay injectable treatment for hours and studies show more than 40% of attacks aren't treated at all[1,2,4]

[1]Maurer M, et al. *Hereditary Angioedema Attacks Resolve Faster and Are Shorter after Early Icatibant Treatment. PLoS ONE.* 2013;8(2):e53773. [2]Longhurst H J et al. *Real-world outcomes in hereditary angioedema: first experience from the Icatibant Outcome Survey in the United Kingdom Allergy Asthma Clin Immunol.* 2018;14: 28. [3]*Remaining Burden of Hereditary Angioedema (HAE) Attacks Despite Modern Long-term Prophylaxis Stephen Betschel, Sally van Kooten, Markus Heckmann, Sherry Danese, Ledia Goga, Teresa Caballero; EAACI 2023 Hybrid Congress.* [4]Banerji A, et al. *Allergy Asthma Proc.* 2015;36(3):213-7. doi: 10.2500/aap.2015.36.3824

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Patients on LTP Still Have Attacks Proportion of patients that experienced attacks on approved LTP in placebo-controlled trials 1 2 3 Treatment C1-INH (SC) 60 IU/kg Lanadelumab 300 mg Q2W Berotralstat 125 mg Randomized, double- Randomized, placebo- Randomized, double-blind, parallel-group, placebo- blind, parallel-group, Trial design controlled crossover controlled phase 3 trial (26 weeks) dose-response phase 2 phase 3 trial (16 weeks) 4 trial (28 days) Proportion of C1-INH (SC) Lanadelumab Berotralstat patients 60 IU/kg (N=45) 300 mg Q2W (N=27) 125 mg (N=14) experiencing attacks during observed 23% period 57% 60% 56% Entire 28-day treatment Entire 16-day Entire 26-week Steady state period treatment period treatment period (days 70-182) Although LTP reduces attack frequency, many patients continue to have attacks and require ready access to effective on-demand treatment References: 1. Longhurst H, et al. N Engl J Med. 2017;376(12):1131-1140. 2. Banerji A, et al. JAMA. 2018;320(20): 2108-2121. 3. Aygören-Pürsün E, et al. N Engl J Med. 2018;379:352-362. 4.Not reported in 11 phase 3 trial.

The Sebetralstat Treatment Vision 100% ALL ATTACKS EASE OF USE EARLY • Patients empowered to treat • Patients able to treat all • Sebetralstat dosing is simple with early - at first recognition of attacks, since it is impossible easy-to-take tablets attack to predict which ones will • Patients can easily carry, store escalate in severity or migrate • Halt progression of swelling at and access anytime, anywhere to other anatomic locations, earliest stages including the larynx • Quick-dissolving oral disintegrating tablet (ODT), a • Current barriers to treatment potential future advancement are removed including pain and inconvenience associated with parenteral therapies 12

Topline Data from Phase 3 KONFIDENT Trial

Sebetralstat Phase 3 Trial Design • Double blind crossover trial assessing 300 mg and 600 mg sebetralstat versus placebo • Primary endpoint: Time to beginning of symptom relief using PGI-C • At least 90% powered to detect treatment differences vs placebo • Each patient treats up to 3 attacks anytime, anywhere ‒ One with each treatment in a randomized, blinded sequence ‒ Patients take up to two doses per attack Primary endpoint: • Time to beginning of symptom relief (PGI-C) Screening Randomization Treat 3 Attacks Key secondary endpoints: • Time to improvement (PGI-S) • Time to resolution (PGI-S) 14

Key Differences in Design Between the Sebetralstat Phase 2 and Phase 3 KONFIDENT Trials Phase 2 Trial Phase 3 KONFIDENT Trial PGI-C: TOSR defined as at least “a little better” Time to use of conventional attack treatment Primary endpoint (≥2 time points in a row) within 12 hours after study drug administration within 12 hours after study drug administration Adults (≥18 years of age) Adolescents and adults (≥12 years of age) Population with HAE type 1 or 2 with HAE type 1 or 2 Stable LTP eligible to participate LTP No LTP allowed (excluding androgens and tranexamic acid) Attack locations Peripheral, abdominal All attack locations Attack severity Mild to moderate Mild to very severe Patient required to notify trial physician to confirm Patient not required to call physician to confirm Attack eligibility attack eligibility before dosing attack eligibility before dosing Single dose of study drug with minimum 48-hour Up to 2 doses of study drug permitted as treatment Treatment washout between attacks for a single attack 15

Enrollment and Demographics Total (N=110) Randomized Age (years) (N=136) Mean (SD) 37.7 (15.0) Median (min, max) 39.5 (13, 74) Age (category), n (%) Patients who treated 18+ 97 (88.2) ≥1 attack (N=110) 12-17 13 (11.8) Sex, n (%) Female 66 (60.0) 300 mg sebetralstat 600 mg sebetralstat Placebo (n=87 attacks) (n=93 attacks) (n=84 attacks) Male 44 (40.0) 2 BMI (kg/m ) Mean (SD) 27.4 (6.3) Median (min, max) 26.2 (18.2, 45.6) • 10 patients discontinued from the trial Geography, n (%) • No patients withdrew due to an AE Europe 58 (52.7) US 34 (30.9) a Asia/Pacific 18 (16.4) Data on file 16

Comparable Attack Severity in Patients Using LTP 1 60 Attacks in patients using on-demand treatment only (n=206) 1 Attacks in patients using on-demand treatment + LTP (n=58) 50 46.6 41.7 Total 38.8 37.9 40 (N=110) Current treatment regimen, n (%) 30 On-demand only 86 (78.2) On-demand + LTP 24 (21.8) 20 Berotralstat 11 (10.0) 15.0 12.1 Lanadelumab 8 (7.3) 10 C1INH 5 (4.5) 2.9 1.7 1.0 0.0 0 None Mild Moderate Severe Very severe Baseline attack severity (PGI-S) 1. Baseline severity for 1 attack in each group not reported. Data on file. 17 Proportion of attacks (%)

Primary Endpoint: Time to Beginning of Symptom Relief 100 • Time to beginning of symptom relief was statistically significantly faster vs placebo for 75 • 300 mg (p<0.0001) • 600 mg (p=0.0013) 50 • Median time (95% CI) to beginning of symptom relief was 25 • 1.61 h (1.28, 2.27) for 300 mg Sebetralstat 300 mg Sebetralstat 600 mg • 1.79 h (1.33, 2.27) for 600 mg Placebo 0 0 1 2 3 4 5 6 7 8 9 10 11 12 • 6.72 h (2.33, >12) for placebo Time from first study drug administration (hours) Data on file 18 Proportion of attacks (%)

Primary Endpoint: Consistent Treatment Effect Across Subgroups • Trial was not powered to statistically test treatment effect within subgroups • Treatment effect with sebetralstat was consistent across subgroups including ‒ Sex, race, age, geographic region, HAE subtype, time to treatment, attack location, attack severity • Importantly, consistent treatment effect was also observed in subgroups not previously studied with sebetralstat Time to beginning of symptom relief Sebetralstat 300 mg Sebetralstat 600 mg Subgroup n Median (95% CI) n Median (95% CI) On-demand with LTP 19 1.85 (0.79, 3.47) 21 2.03 (0.78, 3.41) Adolescent 10 2.27 (0.28, 9.36) 11 2.16 (0.33, 9.53) Severe/very severe 14 1.40 (0.78, 2.78) 18 1.50 (0.79, 2.27) Data on file 19

Key Secondary: Time to Reduction in Attack Severity 100 • Time to reduction in attack severity was statistically significantly faster vs placebo for 75 • 300 mg (p=0.0036) • 600 mg (p=0.0032) 50 • Median time (95% CI) to reduction in attack severity was: 25 • 9.27 h (4.08, >12) for 300 mg Sebetralstat 300 mg Sebetralstat 600 mg • 7.75 h (3.27, >12) for 600 mg Placebo 0 0 1 2 3 4 5 6 7 8 9 10 11 12 • >12 h (>12, >12) for placebo Time from first study drug administration (hours) Data on file 20 Proportion of attacks (%)

Key Secondary: Time to Complete Attack Resolution 100 • Time to complete attack resolution was statistically significantly faster vs placebo for 75 • 300 mg (p=0.0022) • 600 mg (p<0.0001) 50 • Proportion achieving complete attack resolution within 24 hours 25 was: Sebetralstat 300 mg Sebetralstat 600 mg • 44.0% for 300 mg Placebo 0 • 51.7% for 600 mg 0 2 4 6 8 10 12 14 16 18 20 22 24 Time from first study drug administration • 28.4% for placebo 21 (hours) Data on file 21 Proportion of attacks (%)

On-treatment Related Adverse Events Sebetralstat Sebetralstat Placebo System organ class preferred term, n (%) E 300 mg 600 mg (n=86) (n=93) (n=83) Gastrointestinal disorders 1 (1.2) 1 1 (1.1) 1 1 (1.2) 1 Dyspepsia 1 (1.2) 1 0 0 Nausea 0 1 (1.1) 1 1 (1.2) 1 General disorders and administration site conditions 1 (1.2) 1 0 0 Fatigue 1 (1.2) 1 0 0 Nervous system disorders 0 1 (1.1) 1 2 (2.4) 2 Headache 0 1 (1.1) 1 1 (1.2) 1 Dysgeusia 0 0 1 (1.2) 1 Reproductive system and breast disorders 0 0 1 (1.2) 1 Menstruation irregular 0 0 1 (1.2) 1 Skin and subcutaneous tissue disorders 0 0 1 (1.2) 1 Rash 0 0 1 (1.2) 1 E, number of events; TEAE, treatment-emergent adverse events. On-treatment AEs were defined as TEAEs that start within 3 days of administering the final dose of study drug for an attack. At each level of patient summarization, a patient is counted once if the patient reported one or more events. Adverse events were coded using MedDRA, Version 26.0. 22 See Table 14.3.1.3.2 – Safety Set. Data on file.

Results in the Sebetralstat Phase 2 Trial and the Phase 3 KONFIDENT Trial Phase 2 Trial Phase 3 KONFIDENT Trial Population Adults 100% | adolescents 0% Adults 88.2% | adolescents 11.8% On-demand only: 100% On-demand only: 78.2% LTP On-demand + LTP: Not allowed On-demand + LTP: 21.8% Attack Peripheral 68.1% 56.1% locations Abdominal 26.5% 43.2% Mild 50.4% 42.8% Attack Moderate 45.1% 38.6% severity Severe Not allowed 14.4% Very severe Not allowed 2.7% Sebetralstat Sebetralstat Sebetralstat Dose Placebo Placebo 600 mg 300 mg 600 mg Time to administration 30 minutes 41 minutes Median time to beginning of 1.6 h 9.0 h 1.61 h 1.79 h 6.72 h symptom relief Second dose Not allowed Not allowed 38.4% 41.1% 55.4% Use of conventional treatment 15.1% 30.2% 13.8% 8.6% 25.0% within 12 h Data on file 23

Update: KONFIDENT-S Open-Label Extension • Trial to evaluate the long-term safety of sebetralstat • As of February 2, 2024 ‒ More than 110 patients enrolled ‒ More than 640 attacks treated • Median time to treatment: 10 minutes • All attack locations well represented, including 14 laryngeal attacks treated to date 24

Sebetralstat Halts the Attack When Today’s Patients are Still Deciding Whether to Treat Current on-demand 5+ HOURS 2 1 3.8 hours 2 to 2.3 hours Time to Treatment Halt the attack Attack Recognition 41-min 96 minutes Treatment Success Is Time to Halt the attack Measured in Minutes Treatment (KONFIDENT) Not Hours 137 MINUTES Sebetralstat 25 1. Firazyr (icatibant). Package insert. Lexington, MA: Shire Orphan Therapies, Inc; 2011. 2. Data on file.

Sebetralstat Can Become the Foundational HAE Therapy Low Patient HAE Disease Burden High Current treatment paradigm Injectable Injectable on-demand + on-demand prophylaxis Future with sebetralstat Oral on-demand Sebetralstat + with sebetralstat prophylaxis 26

Sebetralstat Can Become the Foundational HAE Therapy

KalVista Pharmaceuticals

Market Share

- ✓ Convert current on-demand market, including prophylaxis patients, who still experience attacks
- ✓ Branded pricing

Increased Treatment

- ✓ ~40% of attacks are untreated, including for prophylaxis patients[1]
- ✓ More attacks will ultimately be treated for both prophylaxis and on-demand patients

Prophy ⟶ On-Demand

- ✓ Patients may switch from prophylaxis to on-demand, seeking an efficacious and safe oral option
- ✓ More cost effective for many prophylaxis patients

Future Indications

- ✓ Plasma kallikrein mediated normal C1-INH angioedema
- ✓ Short-term prophylaxis
- ✓ Pediatrics 2-11

[1]Banerji A, et al. Allergy Asthma Proc. 2015;36(3):213-7. doi: 10.2500/aap.2015.36.3824

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Orally Disintegrating Tablet (ODT): A Future Enhancement • ODT increases ease of dosing for patients - in particular, pediatrics and those with difficulty swallowing • Phase 1 data shows similar pharmacokinetics to current film-coated tablets (FCT) • Regulatory plan agreed with FDA for sNDA filing 28

Factor XIIa

Factor XIIa is an Attractive Drug Target

- Factor XIIa (FXIIa) activates the kallikrein kinin system
  - Generates plasma kallikrein, leading to uncontrolled bradykinin release in HAE
  - FXIIa and plasma kallikrein inhibitors selectively block bradykinin generated by the plasma kallikrein kinin system, unlike bradykinin receptor antagonists
- FXIIa inhibitory antibody has been shown clinically to reduce HAE attack frequency[1]
  - At least as efficacious as approved therapies against other targets
  - No known chronic safety implications
- KalVista is developing oral Factor XIIa inhibitors
  - Initially for HAE, but also implicated in other inflammatory and thrombotic conditions


FXII
HAE Attack Trigger
FXIIa
Prekallikrein
Plasma Kallikrein
Bradykinin
Kininogen
B2 Receptor
Edema/Pain

1. Banerji et al JAMA 2018, 2Craig et al Lancet 2023

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KalVista Value Proposition • Data from Phase 3 KONFIDENT trial announced February 2024; met all primary and secondary endpoints, with favorable safety profile; NDA expected H1 2024 • Sebetralstat would be first oral option in $900 million on-demand HAE market and has potential to transform treatment of the disease and the entire $2.7 billion market • Oral FXIIa inhibitor program future development opportunity in both HAE prophylaxis and other indications • All programs internally developed, with full rights and IP protection into the 2040’s • Funded into 2025 31

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